UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

AmeriCredit Corp.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 29, 2010, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly-owned subsidiary of AmeriCredit Corp., entered into amendments to the transaction documents concerning the MBIA Insurance Corporation (“MBIA”)-insured AmeriCredit MTN Receivables Trust V (“MTN V”) warehouse credit facility, MBIA-insured AmeriCredit Automobile Receivables Trust 2007-C-M (“AMCAR 2007-C-M”) securitization and MBIA-insured AmeriCredit Prime Automobile Receivables Trust 2007-2-M (“APART 2007-2-M”) securitization. The amendment to the MTN V Security Agreement amended certain cumulative net loss triggers and other amortization and termination events. The amendment to the AMCAR 2007-C-M Spread Account Agreement increased the level 1 trigger levels for the cumulative net loss test and the gross default test, increased the level 2 trigger levels for the cumulative net loss test and amended certain credit enhancement requirements. The amendment to the APART 2007-2-M Spread Account Agreement increased the level 1 trigger levels for the cumulative net loss test and the gross default test and amended certain credit enhancement requirements. This description of the amendments is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the amendments attached as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Amendment No. 6 to the Security Agreement, dated as of July 29, 2010, among AmeriCredit MTN Receivables Trust V, AmeriCredit Financial Services, Inc., MBIA Insurance Corporation, Meridian Funding Company, LLC and Wells Fargo Bank, National Association to the Security Agreement, dated as of October 3, 2006.

99.2	Amendment No.2 to the Spread Account Agreement, dated as of July 29, 2010 among MBIA Insurance Corporation, AmeriCredit Automobile Receivables Trust 2007-C-M and Wells Fargo Bank, National Association to the Spread Account Agreement, dated as of July 18, 2007.

99.3	Amendment No. 4 to the Spread Account Agreement, dated as of July 29, 2010 among MBIA Insurance Corporation, AmeriCredit Prime Automobile Receivables Trust 2007-2-M and The Bank of New York Mellon f/k/a The Bank of New York to the Spread Account Agreement, dated as of October 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: August 3, 2010	By:	/S/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Amendment No. 6 to the Security Agreement, dated as of July 29, 2010, among AmeriCredit MTN Receivables Trust V, AmeriCredit Financial Services, Inc., MBIA Insurance Corporation, Meridian Funding Company, LLC and Wells Fargo Bank, National Association to the Security Agreement, dated as of October 3, 2006.

99.2	Amendment No.2 to the Spread Account Agreement, dated as of July 29, 2010 among MBIA Insurance Corporation, AmeriCredit Automobile Receivables Trust 2007-C-M and Wells Fargo Bank, National Association to the Spread Account Agreement, dated as of July 18, 2007.

99.3	Amendment No. 4 to the Spread Account Agreement, dated as of July 29, 2010 among MBIA Insurance Corporation, AmeriCredit Prime Automobile Receivables Trust 2007-2-M and The Bank of New York Mellon f/k/a The Bank of New York to the Spread Account Agreement, dated as of October 11, 2007.